Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ SQ Option Income Strategy ETF (SQY)

listed on NYSE Arca, Inc.

March 17, 2025

Supplement to the Summary Prospectus, Prospectus and

Statement of Additional Information (SAI),

each dated February 28, 2025

Effective April 1, 2025, the name of the YieldMax™ SQ Option Income Strategy ETF (the “Fund”) will be changed to the YieldMax™ XYZ Option Income Strategy ETF and the Fund’s ticker symbol will be changed from SQY to XYZY.

Accordingly, effective April 1, 2025, all references to the Fund’s name and ticker symbol in the Summary Prospectus, Prospectus and SAI are deleted and replaced with YieldMax™ XYZ Option Income Strategy ETF and XYZY, respectively.

There are no changes to the Fund’s investment objective or principal investments strategies as a result of these changes.

Please retain this Supplement for future reference.